ANTIGUA AND BARBUDA
                               -------------------
                                    A.D. 2001
                                    ---------

THIS AGREEMENT made the 1st day of August, 2001
BETWEEN AMERICAN INTERNATIONAL BANK LTD., (In Receivership) of Woods Centre, Friars Hill Road, St. John's Antigua and Barbuda (hereinafter called the "Landlord") which expression where the context so admits had include the Reversioner for the time being expectant upon the terms created of the ONE PART and NET FORCE ENTERTAINMENT Inc. having its registered office situated at ROBERTS & CO. of Upper Nevis Street, St. John's, Antigua and Barbuda (hereinafter called the "Tenant") of the Other Part.
WHEREAS:
1. The Landlord is the lessor of property situate at Woods Centre aforesaid, known as the Mezzanine floor, containing 10,375 Sq. feet more or less, and the Tenant being desirous of renting Suite #10 therein, measuring a total of approximately 240 Sq. ft, a section of the said Mezzanine floor, from the Landlord.
2.   WITNESSETH AS FOLLOWS:
     The Landlord hereby contracts with the Tenant to rent to the Tenant, the aforementioned suite containing by admeasurement 240 square feet, (hereinafter known as the "demised premises") TO HOLD the same unto the Tenant for the term of 1 year from the 1st day of August 2001 to the 1st day of August 2002, paying therefore a monthly rental of EC$1,680.00 inclusive of water, and electricity on the First day of each subsequent month.


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                                       .2.


AN ADDITIONAL SUM of EC$1,680.00 shall be paid to the Landlord on the date of the execution of this Agreement in the form of a security deposit, which shall be returnable to the Tenant less deductions due to the Landlord, in respect of arrears of rent or any damage done to the premises and or fixtures and fittings, or equipment belonging to the Landlord, not being the result of fair wear and tear.
3.   THE TENANT HEREBY COVENANTS WITH THE LANDLORD:
(i) To pay the reserved rents and deposits on the days and in the manner aforesaid.
(ii) To pay all Solicitors costs as stipulated by the Antigua and Barbuda Bar Association, with regard to the preparation of this agreement.
(iii) To pay all charges in respect of telephones, used by the Tenant in respect of the said premises.
(iv) To permit the Landlord or his agents at all reasonable times to enter and examine the state of repair of the demised and forthwith to repair and amend in a proper and workmanlike manner any damage for which written notice shall be given to the Tenant or left on the premises.
(v) To permit the Landlord with workmen and others to enter upon the premises for the purposes of the repairing, altering or renewing any part of the premises, during the period for which, the Landlord is responsible for these repairs or the sewers, drain or watercourses of the said building or the adjoining premises.


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                                       .3.


(vi) Not to make any alterations in or additions to the premises without the previous consent of the Landlord.
(vii) Not to assign or underlet the premises or any part thereof without the previous written consent of the Landlord, and which consent must not be unreasonably with-held.
(viii) To keep the leased area of the premises in a clean and sanitary condition at all times.
(ix) Not to store or bring upon the premises any articles of a specially combustible, inflammable, or dangerous nature and not to do, to permit or suffer, anything to be done by reason whereof the present, or any future policy of Insurance against fire on the building of which the demised premises form part may be increased and to repay to the Landlord all sums paid by way of increased premium occasioned by the permitted use by the Tenant, or any gas or electrical machinery or other appliances in the Tenant's business or otherwise.
(x) To use the premises for the operation of an Internet Gaming Virtual Casino and Sports Book only.
4.   THE LANDLORD HEREBY COVENANTS with the Tenant as follows:
     (1)  To keep the external parts of the premises in good repair.
     (2) That the Tenant paying the rent hereby reserved, and observing and performing the several covenants, and stipulations herein, on his part contained, shall peaceably hold, and enjoy, the demised premises, during the said term without any interruption by the landlord, or any persons rightfully claiming under or in trust for him.


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                                       .4.


     (3) To keep the premises insured against loss or damage (unless resulting from some act or default of the Tenant in consequence whereof payment of the insurance shall be refused and subject to the provisions for determination hereinafter contained) and to rebuild and reinstate the damage property. And if the premises or any part thereof shall in consequence of such damage be unfit for occupation for carrying on the business of the Tenant then the rent hereby reserved or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended until the demised premises shall again be rendered fully fit for the occupation and any dispute concerning this clause shall be determined by a rental arbitration in accordance with the Arbitration Act Cap 47 of the Law of Antigua & Barbuda or any statutory enactment in that behalf for the time being in force.
5.   PROVIDED ALWAYS AND IT IS HEREBY AGREED as follows:
     (1) If the rent hereby reserved or any part thereof shall be unpaid for thirty days after becoming payable (whether formally demanded or not), or if any covenant on the Tenants part herein contained, shall not be performed or observed or if the Tenant for the time being shall become bankrupt or enter into any composition with his creditors, or suffer any distress or execution to be levied on his goods, or if the Tenant

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                                       .5.


          shall enter into liquidation, whether compulsory, or voluntary, (save for the purpose of the reconstruction and amalgamation) then in any of the said cases, it shall be lawful for the Landlord at any time thereafter to re-enter upon the premises or any part thereof in the name of the whole, and thereupon this agreement shall absolutely determine, but without prejudice to the right of action of the
          Landlord in respect of any breach of the Tenant covenants herein contained.
     (2) That the Landlord will on the written request of the Tenant made at least six calendar months before the expiration of the term hereby created and if there shall not at the time of such request be existing breach or non-observance of any of the covenants on the part of the Tenants hereinbefore contained at the expense of the Tenant grant to them a tenancy for the farther term of one (1) year from the expiration of the said term at a rent to be agreed and in default of agreement then at a rent to be determined by arbitration pursuant to the Arbitration Act Cap. 47 of the Laws of Antigua & Barbuda 1992 Revised Edition and containing the like covenants and provisos as therein contained with exception of the present covenant for renewal.
     (3) The Tenant may from time to time during the said term and at the expiration of the term hereby created, disannex, remove, repossess, and convert to their own use, any erections or fixtures now or hereafter to be erected fixed or made at their costs upon the demised


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                                       .6.


          premises, for the purpose of their business as hereinbefore expressed doing as little injury as may be to the said premises by such removal, and making good such injury as may unavoidably be done.
     (4) Any notice required to be served hereunder shall be sufficiently served if served at least 60 days before its date of termination on the Tenant or left addressed to the Tenant at his place of business at the demised premises or left at the Tenants current address and any notice for the Landlord shall be served if sent to them by registered post or served at least 60 days before its date of termination on any agent authorized by him to receive or who have in fact on his behalf collected the rent of the demised premises.
IN WITNESS WHEREOF the parties have set their hands the day and year first above written.

THE COMMON SEAL of American         )
International Bank (In receivership )
was hereunto affixed by:            ) /s/ Edward St. Clair Smith
EDWARD ST. CLAIR SMITH              )..................................
Receiver Manager                    )
                                    )
/s/ signature                       )
.....................................)

THE COMMON SEAL of NET              )
                                    )
FORCE INTERTAINMENT Inc.,           ) /s/ Terry Bowering
was hereunto affixed by:            )..................................
TERRY BOWERING                      )
                                    )
/s/ signature                       )
.....................................)